UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed  by  the  Registrant  /X/
Filed  by  a  party  other  than  the  Registrant  /  /

Check  the  appropriate  box:
/  /  Preliminary  Proxy  Statement
/  /  Confidential,  for  Use  of  the  Commission  Only  (as  permitted by Rule
     14a-6(e)(2))
/X/  Definitive  Proxy  Statement
/  /  Definitive  Additional  Materials
/  /  Soliciting  Material  Pursuant  to  Section  240.14a-12

                                 SPACEDEV, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

/X/  No  fee  required.

/  /  Fee  computed on table below per Exchange Act Rules 14a-6(i)(1)  and 0-11.

    (1)  Title  of  each  class  of  securities  to  which  transaction applies:
        ------------------------------------------------------------------------
    (2)  Aggregate  number  of  securities  to  which  transaction  applies:
        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
    (4)  Proposed  maximum  aggregate  value  of  transaction:
        ------------------------------------------------------------------------
    (5)  Total  fee  paid:
        ------------------------------------------------------------------------

/  /  Fee  paid  previously  with  preliminary  materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the
    Form  or  Schedule  and  the  date  of  its  filing.

    (1)  Amount  Previously  Paid:
        ------------------------------------------------------------------------
    (2)  Form,  Schedule  or  Registration  Statement  No.:
        ------------------------------------------------------------------------
    (3)  Filing  Party:
        ------------------------------------------------------------------------
    (4)  Date  Filed:
        ------------------------------------------------------------------------

                                                [GRAPHIC OMITED]


                                13855 Stowe Drive
                             Poway, California 92064


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 18, 2003

TO  THE  SHAREHOLDERS  OF  SPACEDEV,  INC.:

The annual meeting of the shareholders of SpaceDev, Inc. (the "Company") will be held at 13855 Stowe Drive, Poway, California 92064, on July 18, 2003, at 11:00 A.M. for the following purpose:

1.     To  elect  a  Board  of  Directors  for  the  Company.

2. To approve the appointment of PKF, Certified Public Accountants, as the Company's independent public accountants for the fiscal year ending December 31, 2003.

3. To approve an amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of the Company's Common Stock.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS AND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF EACH OTHER ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.

Shareholders of record at the close of business on May 29, 2003, are the only persons entitled to notice of and to vote at the meeting.

Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE FILL IN THE INFORMATION COMPLETLY. PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE COMPANY FURTHER SOLICITATION EXPENSE. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Proxy Statement in the section entitled "ANNUAL MEETING OF SHAREHOLDERS - JULY 18, 2003." A return envelope is enclosed for your convenience.

/s/  Richard  B.  Slansky
-------------------------
Richard  B.  Slansky
Corporate  Secretary

Dated:  June  12,  2003

                    ________________________________________


                                 PROXY STATEMENT

                    ________________________________________


                                 SPACEDEV, INC.
                                13855 Stowe Drive
                             Poway, California 92064


                 ANNUAL MEETING OF SHAREHOLDERS - JULY 18, 2003

The enclosed Proxy is solicited by the Board of Directors of SpaceDev, Inc. (the "Board") in connection with the annual meeting of shareholders of SpaceDev, Inc. (the "Company") to be held on July 18, 2003 at 11:00 A.M. at 13855 Stowe Drive, Poway, California 92064, and at any adjournments thereof. The Company will pay the cost of solicitation, including the cost of preparing and mailing the Notice of Shareholders' Meeting and this Proxy Statement. Such mailing took place on approximately June 12, 2003. Representatives of the Company may, without cost to the Company, solicit Proxies for the management of the Company by means of mail, telephone or personal calls.

A Proxy may be revoked before the meeting by giving written notice of revocation to the Secretary of the Company, or may be revoked at the meeting, prior to voting. Unless revoked, properly executed Proxies with respect to the Company will be voted as indicated in this Proxy Statement. Should any other matters come before the meeting, it is the intention of the persons named as Proxies in the enclosed Proxy to act upon them according to their best judgment. In instances where choices are specified by the shareholders in the Proxy, those Proxies will be voted or the vote will be withheld in accordance with each shareholder's choice. An "abstention" on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the proposal on which the abstention is noted, but will be counted as a vote "against" such proposal.

Only shareholders of record at the close of business on May 29, 2003 may vote at the meeting or any adjournments thereof. As of that date there were issued and outstanding approximately 15,338,907 common shares of all classes, $.0001 par value, of the Company. Each shareholder is entitled to one vote for each common share held. Voting for the election of directors is not cumulative, which means that the holders of a majority of the Company's outstanding shares have the power to elect the entire Board of Directors. None of the matters to be presented at the meeting will entitle any shareholder to appraisal rights. In the event that Proxies which are sufficient in number to constitute a quorum are not received by July 17, 2003, we may propose one or more adjournments of the meeting to permit further solicitation of Proxies. Such adjournments will require the affirmative vote of the holders of a majority of the shares present in person or by Proxy at the meeting. The persons named as Proxies will vote in favor of such adjournment. At the annual meeting, the shareholders will be asked to re-elect the current members of our Board of Directors, to approve the selection of the independent public accountant for the Company, and to approve an amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of the Company's Common Stock.

                                 SHARE OWNERSHIP

The following table provides information as of June 2, 2003 concerning the beneficial ownership of the Company's common stock by (i) each director, (ii) each named executive officer, (iii) each shareholder known by us to be the beneficial owner of more than 5% of the Company's outstanding Common Stock, and
(iv) the directors and officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investing power with respect to all shares of Common Stock owned by them.



------------------------------------------------------------------------------------------------------------------

Title of Class                 Name and Address of Beneficial         Amount and Nature of          Percent of
                               Owner                                  Beneficial Ownership(1)       Class(1)
-----------------------------  -----------------------------------------------------------------------------------


..0001 par value common stock   James W. Benson, CEO and               12,078,336(2)                 56.8%
                               Chairman
                               13855 Stowe Drive
                               Poway, California 92064

..0001 par value common stock   J. Mark Grosvenor, Director             1,339,991(3)                 6.3%
                               13855 Stowe Drive
                               Poway, California 92064

..0001 par value common stock   Curt Dean Blake, Director                 100,930(4)                 0.5%
                               13855 Stowe Drive
                               Poway, California 92064

..0001 par value common stock   Wesley T. Huntress Jr., Director           60,515(5)                 0.3%
                               13855 Stowe Drive
                               Poway, California 92064

..0001 par value common stock   General Howell M. Estes, III,              26,667(6)                 0.1%
                               Director
                               13855 Stowe Drive
                               Poway, California 92064

..0001 par value common stock   Robert S. Walker, Director                 26,667(7)                 0.1%
                               13855 Stowe Drive
                               Poway, California 92064

..0001 par value common stock   Stuart Schaffer, Director & Vice          346,410(8)                 1.6%
                               President, Product Development
                               & Marketing
                               13855 Stowe Drive
                               Poway, California 92064

..0001 par value common stock   Scott McClendon, Director                        --              <0.1%(9)
                               13855 Stowe Drive
                               Poway, California 92064

..0001 par value common stock   Officers and Directors as a group     14,004,516(10)             65.9%(1)
                               (9 Persons)

------------------------------------------------------------------------------------------------------------------

(1) Where persons listed on this table have the right to obtain additional shares of our common stock through the exercise of outstanding options or warrants or the conversion of convertible securities within 60 days from June 2, 2003, these additional shares are deemed to be beneficially owned for the purpose of computing the amount and percentage of common stock owned by such persons. Percentages are based on total outstanding shares on June 2, 2003 plus options and warrants that will become exercisable within 60 days of June 2, 2003, for a total of 21,282,688 shares.
(2) Represents 236,000 shares held directly by Mr. Benson and his wife, Susan Benson; 8,895,000 shares held by SD Holdings, LLC, an entity controlled by James W. Benson; and 497,413 shares recently transferred from SD Holdings, LLC to Space Development Institute, a 501(c)(3) corporation, plus 503,333 options and 973,295 warrants plus 973,295 equivalents from a convertible debt instrument currently outstanding beneficially owned at May 7, 2003. In addition, Mr. Benson has unvested options on 2,006,667 shares.
(3) Mr. Grosvenor owns 665,188 shares of our common stock plus 665,188 vested warrants that he purchased in our private placement. In addition, Mr. Grosvenor has vested options on 9,615 shares and unvested options on 10,000 shares.
(4) Mr. Blake owns 30,612 shares of our common stock plus 30,612 vested warrants that he purchased in our private placement. Mr. Blake also owns 39,706 vested options, which he received as compensation for his participation on our Board of Directors. In addition, Mr. Blake has unvested options on 40,000 shares.
(5) Mr. Huntress owns 8,868 shares of our common stock. Mr. Huntress also owns 51,647 vested options, which he received as compensation for his participation on our Board of Directors. In addition, Mr. Huntress has unvested options on 35,000 shares.
(6)     General  Estes  III  owns  26,667  vested  options, which he received as compensation for his participation on our Board of Directors. In addition, General Estes III has unvested options on 45,000 shares.
(7) Mr. Walker owns 26,667 vested options, which he received as compensation for his participation on our Board of Directors. In addition, Mr. Walker has unvested options on 40,000 shares.
(8) Mr. Schaffer owns 128,205 warrants plus 128,205 share equivalents from a convertible debt instrument currently outstanding. Mr. Schaffer also owns 45,000 vested options, which he received as part of his compensation package as Vice President of Product Development and Marketing. In addition, Mr. Schaffer has unvested options on 360,000 shares.
(9) Mr. McClendon has unvested options on 30,460 shares, which he received as compensation for his participation on our Board of Directors.
(10) Officers and directors as a group include our eight Board members, two of whom are also officers, plus Mr. Slansky, who beneficially owns 25,000 shares. In addition, Mr. Slansky has unvested options on 350,000 shares, which are not included in the calculation.

                          ANNUAL REPORT OF THE COMPANY

The annual report of the Company containing audited financial statements for the twelve months ended December 31, 2002 was mailed to the shareholders on or about June 12, 2003.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

It is intended that the enclosed Proxy will be voted for the election of the eight (8) persons named below as directors for the Company unless such authority has been withheld in the respective Proxy. The term of office of each person elected to our Board of Directors will be until the next regular or annual meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify. Each of our current directors is a nominee for director. Pertinent information regarding each nominee for the past five years is set forth following his name below.


NAME AND AGE             POSITION WITH THE COMPANY AND PRINCIPAL OCCUPATIONS                ADDRESS
------------------------------------------------------------------------------------------------------------
James W Benson (58)      Mr. Benson is the founder, Chairman and Chief Executive            13855 Stowe Drive
                         Officer  of the Company. Mr. Benson served as President            Poway, CA  92064
                         of  the Company until he resigned from that position on
                         February  4, 2000. Mr. Benson is also a Director of the
                         Company,  a position he has held since October 1997. In
                         1984,  Mr.  Benson founded Compusearch Software Systems
                         in  McLean,  Virginia.  The company was based on use of
                         personal  computers  to  create  full  text  indexes of
                         massive   government  procurement  regulations  and  to
                         provide fast full text searches for any word or phrase;
                         the   first  instance  of   large   scale,   commercial
                         implementation  of  PC-based  full  text  searching. In
                         1995,  Mr.  Benson sold Compusearch. Mr. Benson started
                         SpaceDev  LLC,  which  was  acquired  by the Company in
                         October  1997.  Mr.  Benson holds a Bachelor of Science
                         degree  in  Geology from the University of Missouri. He
                         founded  the non-profit Space Development Institute and
                         introduced  the  $5,000  Benson   Prize   for   Amateur
                         Discovery   of   Near   Earth   Objects.   He  is  also
                         Vice-Chairman  and  private  sector  representative  on
                         NASA's  national  Space Grant Review Panel and a member
                         of the American Society of Civil Engineers subcommittee
                         on  Near Earth Object Impact Prevention and Mitigation.

Scott McClendon (64)     Scott McClendon was appointed to the Board of Directors            13855 Stowe Drive
                         as  an independent director on July 19, 2002. McClendon            Poway, CA  92064
                         currently  sits  on the Board of Directors for Overland
                         Storage,  Inc., where he acts as chairman of the Board.
                         He  became  the chairman after serving as President and
                         Chief  Executive  Officer  from  October  1991 to March
                         2001.  Prior  to  joining  Overland  Storage, Inc., Mr.
                         McClendon  was  employed by Hewlett-Packard Company for
                         over  32  years  in  various  positions of engineering,
                         manufacturing,  sales  and  marketing.   Mr.  McClendon
                         received  a  Bachelor  of  Science degree in electrical
                         engineering  in  June  1960,  and  a  Master of Science
                         degree  in  electrical  engineering  in  June 1962 from
                         Stanford  University  School  of  Engineering.

Curt Dean Blake(45)      Curt Dean Blake was appointed to the Board of Directors            13855 Stowe Drive
                         as  an  independent  director on September 5, 2000.  Mr.           Poway, CA 92064
                         Blake  acted  as  the  Chief  Operating  Officer of the
                         Starwave  Corporation  from  1993  until 1999, where he
                         managed   business   development,  finance,  legal  and
                         business  affairs,  and operations for the world's most
                         successful collection of content sites on the Internet.
                         During  that  time,  he  developed business strategies,
                         financial models, and structured and negotiated venture
                         agreements   for   Starwave's   flagship   site,   ESPN
                         Sportszone,  at   that   time   the   highest   traffic
                         destination site on the Internet. He also developed and
                         negotiated   venture  agreements  with  the  NBA,  NFL,
                         Outside  Magazine  and  NASCAR  to  create sites around
                         these  brands. Mr. Blake negotiated sale of controlling
                         interest  in  Starwave Corporation to Disney/ABC. Prior
                         to  Starwave,  Mr.  Blake worked at Corbis from 1992 to
                         1993,  where  he  led  the  acquisitions  and licensing
                         effort  to  fulfill  Bill Gates' vision of creating the
                         largest  taxonomic  database  of  digital images in the
                         world.  Mr.  Blake  acted  as  General Counsel to Aldus
                         Corporation from 1989 to 1992, where he was responsible
                         for  all  legal  matters  of  the  $125  million public
                         corporation  and  its  subsidiaries. Prior to that, Mr.
                         Blake  was  an  attorney at Shidler, McBroom, Gates and
                         Lucas,  during  which  time  he  was assigned as onsite
                         counsel  to  the  Microsoft  Corporation,  where he was
                         primarily  responsible  for  the  domestic  OEM/Product
                         Support  and  Systems Software divisions. Mr. Blake has
                         an  MBA  and  JD  from  the  University  of  Washington

Howell M. Estes, III     General  Howell  M.  Estes,  III  (USAF  Retired),  was            13855 Stowe Drive
(61)                     appointed  to  the Board of Directors as an independent            Poway, CA  92064
                         director  on  April 2, 2001. General Estes retired from
                         the  United  States Air Force in 1998 after serving for
                         33 years. At that time he was the Commander-in-Chief of
                         the   North   American   Aerospace   Defense    Command
                         ("CINCNORAD")  and  the  United  States  Space  Command
                         ("CINCSPACE"), and the Commander of the Air Force Space
                         Command  ("COMAFSPC")  headquartered  at  Peterson AFB,
                         Colorado.  In  addition to a Bachelor of Science Degree
                         from  the  Air Force Academy, he holds a Master of Arts
                         Degree  in Public Administration from Auburn University
                         and is a graduate of the Program for Senior Managers in
                         Government  at Harvard's JFK School of Government. Gen.
                         Estes   is   the    President   of    Howell   Estes  &
                         Associates,  Inc.,  a  wholly  owned consulting firm to
                         CEOs,  Presidents and General Managers of aerospace and
                         telecommunications  companies  worldwide.  He serves as
                         Vice Chairman of the Board of Trustees at The Aerospace
                         Corporation.  He  served as a consultant to the Defense
                         Science  Board Task Force on SPACE SUPERIORITY and more
                         recently  as  a  commissioner on the U.S. Congressional
                         Commission  to  Assess  United States National Security
                         Space  Management   and   Organization  (the  "Rumsfeld
                         Commission").

Robert S. Walker (60)    Robert  S.  Walker  was  appointed  to  the  Board  of             13855 Stowe Drive
                         Directors  as an independent director on April 2, 2001.            Poway, CA  92064
                         Mr.  Walker  has  acted  as Chairman of Wexler & Walker
                         Public  Policy  Associates  in  Washington,  D.C. since
                         January  1997.  As  a  former  Congressman (1977-1997),
                         Chairman  of the House Science Committee, Vice Chairman
                         of  the Budget Committee, and a long-time member of the
                         House  Republican leadership, Walker became a leader in
                         advancing  the  nation's  space program, especially the
                         arena  of  commercial space, for which he was the first
                         sitting  House  Member  to  be  awarded  NASA's highest
                         honor, the Distinguished Service Medal. Bob Walker is a
                         frequent  speaker  at  conferences and forums. His main
                         issues   include   the   breadth  and  scope  of  space
                         regulation  today,  and  how deregulation could unleash
                         the  telecommunications,  space  tourism, broadcast and
                         Internet  industries.  Mr. Walker currently sits on the
                         board of directors of Aerospace Corporation, a position
                         he  has  held  since  March  1997. Wexler & Walker is a
                         Washington-based,  full-service   government  relations
                         firm  founded  in 1981. Wexler & Walker principals have
                         served  in  Congress,  in  the  White House and federal
                         agencies,  as  congressional  staff, in state and local
                         governments and in political campaigns. Wexler & Walker
                         is  a   leader   on   the   technology  issues  of  the
                         twenty-first century. During 2002 and 2001, we incurred
                         consulting  fees  with  Hill  and  Knowlton,  Inc.,  an
                         affiliate of Wexler & Walker, in an aggregate amount of
                         approximately  $56,000  and  $36,000,  respectively.

Wesley T. Huntress (61)  Wesley  T.  Huntress  was   elected  to  our  Board  of            13855 Stowe Drive
                         Directors  as  an  independent  director  at our annual            Poway, CA  92064
                         shareholder meeting held June 30, 1999. Dr. Huntress is
                         currently Director of the Geophysical Laboratory at the
                         Carnegie  Institution  of Washington in Washington, DC,
                         where he leads an interdisciplinary group of scientists
                         in  the  fields of high-pressure science, astrobiology,
                         petrology and biogeochemistry. Prior to his appointment
                         at  Carnegie,  Dr.  Huntress  served the Nation's space
                         program   as  the  Associate  Administrator  for  Space
                         Science  at  NASA  from  October 1993 through September
                         1998  where  he  was responsible for NASA's programs in
                         astrophysics, planetary exploration, and space physics.
                         During his tenure, NASA space science produced numerous
                         major  discoveries,  and  greatly  increased the launch
                         rate  of  missions.   These   discoveries  include  the
                         discovery  of possible ancient microbial life in a Mars
                         meteorite;  a  possible  subsurface  ocean on Jupiter's
                         moon  Europa;  the  finding  that   gamma   ray  bursts
                         originate  at vast distances from the Milky Way and are
                         extraordinarily  powerful;  discovery of massive rivers
                         of plasma inside the Sun; and a wealth of announcements
                         and  images from the Hubble Space Telescope, which have
                         revolutionized  astronomy  as  well as increased public
                         interest  in  the cosmos. Dr. Huntress also served as a
                         Director  of  NASA's  Solar System Exploration Division
                         from  1990  to 1993, and as special assistant to NASA's
                         Director  of  the  Earth  Science and Applications from
                         1988  to  1990.  Dr. Huntress came to NASA Headquarters
                         from  Caltech's  Jet Propulsion Laboratory ("JPL"). Dr.
                         Huntress  joined  JPL  as  a  National Research Council
                         resident associate after receiving is B.S. in Chemistry
                         from Brown University in 1964 and his Ph.D. in Chemical
                         Physics  from  Stanford  in 1968. He became a permanent
                         research  scientist at JPL in 1969. He and his JPL team
                         gained an international reputation for their pioneering
                         studies  of  chemical evolution in interstellar clouds,
                         comets  and  planetary atmospheres. At JPL Dr. Huntress
                         served as co-investigator for the ion mass spectrometer
                         experiment in the Giotto Halley's Comet mission, and as
                         an interdisciplinary scientist for the Upper Atmosphere
                         Research  Satellite  and  Cassini  missions.   He  also
                         assumed  a  number  of   line   and   research  program
                         management  assignments  while at JPL, and spent a year
                         as  a visiting professor in the Department of Planetary
                         Science  and  Geophysics  at  Caltech.

Stuart E. Schaffer (43)  Stuart  Schaffer has been our Vice President of Product            13855 Stowe Drive
                         Development and Marketing, since May 2002. From 1998 to            Poway, CA  92064
                         2001, Mr. Schaffer acted as Vice President of marketing
                         for  Infocus  Corporation,  a  fully reporting company,
                         where  he  managed all aspects of the marketing mix for
                         market-share  leading   digital   projection   business
                         throughout  the  Americas region. In that position, Mr.
                         Schaffer  revitalized  the  Proxima  brand,  managed  a
                         multi-million dollar annual advertising, communications
                         and  program  budgets,  directed  multiple  outside and
                         in-house  agencies,  led  product  marketing  teams  in
                         defining and delivering both mobile and conference room
                         digital  projector  product  lines,  developed  channel
                         strategies and programs for both value-added and volume
                         channels,  served as primary press spokesperson for the
                         company,  established  a  market intelligence structure
                         focused  on  developing customer and industry knowledge
                         and  spearheaded  merger  teams  to  ensure  the smooth
                         transition  of  the  merger  between  the  Infocus  and
                         Proxima  marketing organizations. Prior to Infocus, Mr.
                         Schaffer  worked  for  the Hewlett-Packard Company from
                         1985  to  1998,  where  he  held  various  positions in
                         Business  Development, Marketing and Business Planning.
                         Mr.  Schaffer  has  worked with the Leukemia & Lymphoma
                         Society,  on  a  volunteer basis, as an Assistant Coach
                         and  Mentor.  Mr.  Schaffer  has  an  MBA  from Harvard
                         University  and a BS degree in physics from Harvey Mudd
                         College.

J. Mark Grosvenor (55)   J.  Mark  Grosvenor  was  appointed  to  the  Board  of            13855 Stowe Drive
                         Directors  as  an  independent  director  at  our Board            Poway, CA  92064
                         Meeting  on  March 19, 2003. Mr. Grosvenor is currently
                         Chief   Executive  Officer  of   Grosvenor  Industries,
                         originally  established in San Diego in 1979. Grosvenor
                         Industries was involved in the purchase and sale of the
                         historic  El  Cortez  Hotel in addition to owning three
                         other  city  blocks  of property in downtown San Diego.
                         Grosvenor  Industries  also owns and operates Grosvenor
                         Square  Shopping  Center. Since 1979, Mr. Grosvenor has
                         built  three  hotels and has founded or become involved
                         with  many  other  national  businesses.  In  1984,  he
                         started  Medallion  Foods, Inc. in Newport, Arkansas, a
                         snack  food  manufacturing  company supplying Wal-Mart,
                         Sam's  Club  and  Costco as well as other companies. In
                         1989,  Grosvenor  formed  GHG  Hospitality, Inc., which
                         owns and operates eleven hospitality projects including
                         motels,  hotels, resorts, and marinas across the United
                         States.  Prior to founding Grosvenor Industries and its
                         combination  of  businesses,  Grosvenor worked for more
                         than   three  years  as  a  stockbroker  and  financial
                         planner.  In  1973 he founded Jaymark Financial, a real
                         estate  company  with  offices  in San Diego, Tokyo and
                         Osaka,  Japan.  Mr.  Grosvenor graduated from San Diego
                         State  University  with a bachelor's degree in business
                         and  finance. Mr. Grosvenor has been very active in the
                         community   as   a   member   of  San  Diego  Sheriff's
                         Association    Honorary    Deputy,   Young   Presidents
                         Organization:  California  and  Colorado  Chapters, the
                         President's  Council at San Diego State University, the
                         Lincoln Club, the San Diego Rotary, the University Club
                         and  the  San Diego Yacht Club. He serves as a Director
                         of   the   Grosvenor   Foundation,  a   private  family
                         foundation  which  funds  other  charities.


Three of our independent directors currently sit on the boards of directors of other Reporting Companies. "Reporting Companies" include companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act") or subject to the requirements of Section 15(d) of the 1934 Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

COMMITTEES OF THE  BOARD  OF  DIRECTORS  AND  MEETING  ATTENDANCE

We have a standing audit committee comprised of Mr. Blake, Mr. McClendon and Dr. Huntress. We do not have a nominating committee or an advisory committee. The Company does not maintain any pension, retirement or other arrangement other than as disclosed in the following table for compensating its Directors. Our Board of Directors took action fifteen (15) times during the last fiscal year: eight (8) times at regular or special meetings attended by all of the members of the Board either personally or telephonically, and seven (7) times by unanimous written consent. Our Audit Committee took separate action three (3) times during the last fiscal year, each time at a regular or special meeting attended by all of the members of the committee either personally or telephonically.

DIRECTOR  COMPENSATION

The following table sets forth the remuneration paid to our directors during the fiscal year ended December 31, 2002. We do not pay directors who are also officers of the Company additional compensation for their service as directors.




                                Cash Compensation    Security Grants



Name                           Annual              Meeting Fees     Consulting Fees  Number of    Number of
                               Retainer Fees                        /Other Fees      Shares       Securities
                                                                                                  Underlying
                                                                                                  Options/SARs
James W. Benson                                   -                -                -          -                 -
-----------------------------  --------------------  ---------------  ---------------  ---------  ----------------
Charles H.Lloyd                                   -                -                -          -                 -
-----------------------------  --------------------  ---------------  ---------------  ---------  ----------------
Stuart Schaffer                                   -                -                -          -                 -
-----------------------------  --------------------  ---------------  ---------------  ---------  ----------------
Wesley T. Huntress                                -                -                -          -            30,000
-----------------------------  --------------------  ---------------  ---------------  ---------  ----------------
Curt Dean Blake                                   -                -                -          -            30,000
-----------------------------  --------------------  ---------------  ---------------  ---------  ----------------
General Howell M. Estes, III                      -                -                -          -            30,000
-----------------------------  --------------------  ---------------  ---------------  ---------  ----------------
Robert S. Walker                                  -                -                -          -            25,000
-----------------------------  --------------------  ---------------  ---------------  ---------  ----------------
Scott McClendon(1)                                -                -                -          -         15,460(1)
-----------------------------  --------------------  ---------------  ---------------  ---------  ----------------


(1) Pursuant to our policy regarding compensation of independent directors, we issued Mr. McClendon options to purchase a total of $5,000 in common shares, or 10,460 shares at a per share price of $0.478, upon acceptance of his position as one of our directors. The exercise price of the shares represents the fair market value on July 19, 2002, the date of issuance. The options vest at a rate of 50% on July 19, 2003 and the remaining 50% on July 19, 2004. Mr. McClendon also received options to purchase 5,000 shares on October 31, 2002 for attendance at a telephonic meeting of the Board of Directors. These options vest as follows: 50% on the one-year anniversary of the grant date and 50% on the two-year anniversary of the grant date.

EXECUTIVE  OFFICERS

Certain information about the current executive officers of the Company is set forth below. Each executive officer of the Company may be removed from office at any time by a majority of the Company's Board of Directors with or without cause.

James W. Benson (58) - Chief Executive Officer and Chairman of the Board of Directors

Mr. Benson is the founder, Chairman and Chief Executive Officer of the Company. Mr. Benson served as President of the Company until he resigned from that position on February 4, 2000. Mr. Benson is also a Director of the Company, a position he has held since October 1997. In 1984, Mr. Benson founded Compusearch Software Systems in McLean, Virginia. The company was based on use of personal computers to create full text indexes of massive government procurement regulations and to provide fast full text searches for any word or phrase; the first instance of large scale, commercial implementation of PC-based full text searching. Mr. Benson sold Compusearch and started SpaceDev LLC, which was acquired by the Company in October 1997. Mr. Benson holds a Bachelor of Science degree in Geology from the University of Missouri. He founded the non-profit Space Development Institute and introduced the $5,000 Benson Prize for Amateur Discovery of Near Earth Objects. He is also Vice-Chairman and private sector representative on NASA's national Space Grant Review Panel and a member of the American Society of Civil Engineers subcommittee on Near Earth Object Impact Prevention and Mitigation.

Stuart  E.  Schaffer  (43) - Vice President of Product Development and Marketing

Mr. Schaffer has served as the Company's Vice President of Product Development and Marketing since May 20, 2002. From 1998 to 2001, Mr. Schaffer acted as Vice President of Marketing for Infocus Corporation, a fully reporting company, where he managed all aspects of the marketing mix for market-share leading digital projection business throughout the Americas region. In that position, Mr. Schaffer revitalized the Proxima brand, managed a multi-million dollar annual advertising, communications and program budget, directed multiple outside and in-house agencies, led product marketing teams in defining and delivering both mobile and conference room digital projector product lines, developed channel strategies and programs for both value-added and volume channels, served as primary press spokesperson for the company, established a market intelligence structure focused on developing customer and industry knowledge and spearheaded merger teams to ensure the smooth transition of the merger between the Infocus and Proxima marketing organizations. Prior to his employment by Infocus Corporation, Mr. Schaffer worked for the Hewlett-Packard Company from 1985 to 1998, where he held various positions in Business Development, Marketing and Business Planning. Mr. Schaffer worked with the Leukemia & Lymphoma Society, on a volunteer basis, as an Assistant Coach and Mentor from 2000 through the date of employment with the Company. In that capacity, he was responsible for ensuring that participants in the Society's Team-in-Training Program reached their goal to run a marathon, while mentoring them in fundraising for research and aid for patients suffering from Leukemia and other blood-related cancers.
Mr. Schaffer has an MBA from Harvard University (1985) and a BS degree in physics from Harvey Mudd College (1981).

Richard  B.  Slansky  (46)  -  Chief  Financial  Officer

Mr. Slansky is the Chief Financial Officer and Corporate Secretary and joined us on February 10, 2003. Mr. Slansky served as interim Chief Executive Officer and Chief Financial Officer of Quick Strike Resources, Inc., an IT training, services and consulting firm, from July 2002 to February 2003. Previously, Mr. Slansky served as Chief Financial Officer, Vice President of Finance,
Administration and Operations and Corporate Secretary for Path 1 Network Technologies, Inc., a company focused on merging broadcast and cable quality video transport with IP networks from May 2000 to July 2002. Before his tenure at Path 1, Mr. Slansky served as President, Chief Financial Officer and member of the Board of Directors of Nautronix, Inc., a marine electronics/engineering services company, from January 1999 to May 2000. Prior to Nautronix, Mr. Slansky served as Chief Financial Officer of Alexis Corporation, an international pharmaceutical research products technology company, from August 1995 to January 1999. He also served as President and Chief Financial Officer of C-N Biosciences, formerly Calbiochem, from July 1989 to July 1995. Mr. Slansky is currently serving on the Board of Directors of two privately held high technology companies and one closely held, private real estate company. Mr. Slansky earned a bachelor's degree in economics and science from the University of Pennsylvania's Wharton School of Business and a master's degree in business administration in finance and accounting from the University of Arizona.

     EXECUTIVE  OFFICER  COMPENSATION

During the fiscal years ended December 31, 2000, 2001, and 2002, the Company granted options to certain of its officers as compensation for their services pursuant to the Company's Stock Option Plan. Total compensation paid to officers of the Company for its past three fiscal years is set forth below:


                           SUMMARY COMPENSATION TABLE


                                                                     Long Term Compensation

                                      Annual Compensation    Awards              Payouts



                                                                                Securities             All
Name and                                         Other            Restricted    Under-lying   LTIP     Other
Principal                                        Annual           Stock         Options/      Payouts  Compen-
Position(1)    Year  Salary ($)       Bonus ($)  Compensation($)  Award(s) ($)   SARs (#)     ($)      sation
-------------  ----  -------------  -----------  ---------------  ------------  ------------  -------  -------

James W.       2000         42,946            -                -             -  2,500,000(2)        -        -
Benson, CEO    2001        147,923            -                -             -     10,000(2)        -        -
(2)            2002        141,325            -                -             -             -        -        -
-------------  ----  -------------  -----------  ---------------  ------------  ------------  -------  -------
Charles H.     2000         77,770            -                -             -    750,000(3)        -        -
Lloyd, COO     2001        200,000            -                -             -     10,000(2)        -        -
& CFO          2002        118,565            -                -             -             -        -        -
-------------  ----  -------------  -----------  ---------------  ------------  ------------  -------  -------


(1) The table includes information as to the Chief Executive Officer and highest paid officers of the Company for the last fiscal year, including persons whose information would have been required but for the fact that they were not serving as officers of the Company at its fiscal year end. For purposes of the table, only persons whose total annual salary and bonus exceeded $100,000 have been included.
(2) Mr. Benson was awarded 2,500,000 options in 1997 and those options were modified in 2000. Messrs. Benson and Lloyd were awarded 10,000 options each as a part of an annual award of options to our employees. Mr. Lloyd resigned in June 2002.
 (3) 200,000 of these options were performance-based options, which terminated on December 31, 2000. Mr. Lloyd was awarded 10,000 options as a part of an annual award of options to our employees.

     During the last fiscal year and as of December 31, 2002, the Company granted stock options to executive officers as set forth in the following table:

                    OPTION/SAR GRANTS ENDED DECEMBER 31, 2002

                                                   Number of
                                                   Securities          Value of
                                                   Underlying          Unexercised In-the-
                                                   Unexercised         Money
                                                   Options/SARs        Options/SARs at
                                                   FY-End (#)          at FY- End ($)

             Shares Acquired                      Exercisable/         Exercisable/
Name         on Exercise (#)  Value Realized ($)  Unexercisable        Unexercisable(1)
-----------  ---------------  ------------------  ------------------   -------------------


James W.                   0                   0           503,333/                    0/0
Benson                                                    2,006,667
-----------  ---------------  ------------------  ------------------   -------------------

Charles H.                 0                   0           697,963/                    0/0
Lloyd(2)                                                          0
-----------  ---------------  ------------------  ------------------   -------------------



(1) For purposes of determining whether options are "in-the-money," we defined fair market value as the five-day weighted average of the closing price of our common stock on the Over-The-Counter Bulletin Board as of March 7, 2003, or $0.46 per share. None of the options listed on the table are "in-the-money."
(2) Mr. Lloyd resigned in June 2002; however, his options will remain exercisable until the five-year anniversary of the grant date of each option, as specified in a separation agreement with him dated May 31, 2002.

EMPLOYMENT  AGREEMENTS

On November 21, 1997, we entered into a five-year employment agreement with our CEO, Mr. Benson. This agreement provides for compensation of salary and stock as well as stock options. This agreement also prohibits Mr. Benson from competing with us, disclosing any confidential information, or soliciting any of our employees or customers for one year after termination of employment. Our Board of Directors revised Mr. Benson's employment agreement at its meeting on July 16, 2000. This employment contract supercedes the previous agreement. The term of this revised employment contract is for a period of five (5) years from July 16, 2000. The revised agreement provides for the grant of options to purchase up to 4,000,000 shares of our common stock upon the occurrence of certain events, of which options to purchase 500,000 shares are currently vested.

On May 17, 2002, we entered into an "at-will" employment agreement with Mr. Schaffer. The agreement provided for Mr. Schaffer's compensation of salary, benefits and options to purchase up to 450,000 shares of our common stock. The agreement also provided for severance under certain termination provisions.

On May 31, 2002, we entered into a Confidential Separation Agreement and General Release of Claims with Mr. Lloyd, our former Chief Operating Officer and Chief Financial Officer. The agreement provided for the resignation of Mr. Lloyd as an officer and director of SpaceDev, Inc. and Integrated Space Systems, Inc., effective June 14, 2002. In exchange for a release of claims and other promises set forth in the agreement, Mr. Lloyd received $36,000 and an extension of the exercise period of each of his non-statutory stock options for a five-year period from the original date of grant. Until May 31, 2003, the agreement also prohibits Mr. Lloyd from soliciting our employees, inducing any customer away from us or representing himself on our behalf.

On February 14, 2003, we entered into an "at-will" employment agreement with Mr. Slansky. The agreement provided for Mr. Slansky's compensation of salary, benefits and options to purchase up to 375,000 shares of our common stock. The agreement also provided for severance under certain termination provisions.

EMPLOYEE  BENEFITS

At our 1999 Annual Stockholder Meeting, the shareholders adopted an Incentive Employee Stock Option Plan under which its Board of Directors may grant our employees, directors and affiliates Incentive Stock Options, Supplemental Stock Options and other forms of stock-based compensation, including bonuses or stock purchase rights. Incentive Stock Options, which provide for preferential tax treatment, are only available to employees, including officers, and affiliates, and may not be issued to non-employee directors. The exercise price of the Incentive Stock Options must be 100% of the fair market value of the stock on the date the option is granted. Pursuant to our plan, the exercise price for the Supplemental Stock Options will not be less than 85% of the fair market value of the stock on the date the option is granted. We are required to reserve an amount of common shares equal to the number of shares, which may be purchased as a result of awards made under the Plan.

At the 2000 Annual Stockholder Meeting, the shareholders approved an amendment to the Stock Option Plan of 1999, increasing the number of shares eligible for issuance under the Plan to 30% of the then outstanding common stock and allowing the Board of Directors to make annual adjustments to the Plan to maintain a 30% ratio to outstanding common stock at each annual meeting of the Board of Directors. The Board, at its annual meetings in 2001 and 2002, made no adjustment, as a determination was made that the number of shares then available under the Plan was sufficient to meet the Company's needs. As of December 31, 2002, 4,184,698 shares were authorized for issuance under the Plan, 3,398,772 of which are currently subject to outstanding options and awards. The Stock Option Plan of 1999 was registered with the U.S. Securities & Exchange Commission on Form S-8.

During the fourth quarter of fiscal year 2002, we issued non-statutory options to purchase 30,000 shares to our independent directors for attendance at our October 18, 2002 Board of Directors meeting. In addition to the Stock Option Plan of 1999, our shareholders adopted the 1999 Employee Stock Purchase Plan, which authorized our Board of Directors to make twelve consecutive offerings of our common stock to our employees. The 1999 Employee Stock Purchase Plan has been instituted. To date, no employees have purchased any shares of common stock under the Plan. We also offer a variety of health, dental, vision, 401(k) and life insurance benefits to our employees in conjunction with our co-employment partner, Administaff.

EQUITY  COMPENSATION  PLAN  INFORMATION


                                                (a)                    (b)                 (c)

--------------------------------------------    ---------------------  ----------------    -----------------
Plan category                                    Number of             Weighted-average     Number of
                                                 securities to be      exercise price of    securities
                                                 issued upon           outstanding          remaining
                                                 exercise of           options, warrants    available for
                                                 outstanding           and rights           future issuance
                                                 options, warrants                          under equity
                                                 and rights                                 compensation plans
                                                                                            (excluding
                                                                                            securities
                                                                                            reflected in
                                                                                            column (a))

--------------------------------------------    ---------------------  ----------------    -----------------

Equity
compensation plans                                         2,938,772             $0.86             1,245,926
approved by
security holders

--------------------------------------------    ---------------------  ----------------    -----------------

Equity                                                     2,500,000            $10.50                     0
compensation plans
not approved by
security holders

--------------------------------------------    ---------------------  ----------------    -----------------


Total                                                      5,438,772             $5.29             1,245,926







CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

James W. Benson, our Chief Executive Officer and Chairman of the Board of Directors, and Susan Benson, our former Corporate Secretary, are husband and wife. Mr. Benson has personally guaranteed the building lease on our facility.

One of our independent directors, Robert S. Walker, is a principal of Wexler & Walker Public Policy Associates, a Washington-based, full-service government relations firm founded in 1981. Wexler & Walker principals have served in Congress, in the White House and federal agencies, as congressional staff, in state and local governments and in political campaigns. Wexler & Walker is a leader on the technology issues of the twenty-first century. During 2002 and 2001, we incurred consulting fees with Hill and Knowlton, Inc., an affiliate of Wexler & Walker, in an aggregate amount of approximately $56,000 and $36,000, respectively.

In December 2001, we entered into a consulting agreement with one of our independent directors, Curt D. Blake, pursuant to which Mr. Blake agreed to perform certain services for us and identify and qualify significant investors and potential acquisition targets for us. Under the agreement, Mr. Blake was to receive compensation, in cash and non-statutory stock options, for his services. In addition, Mr. Blake was to receive a cash finder's fee plus a common stock grant for all monies raised as a result of introductions made by him. However, as a result of the independence rules imposed by the Sarbanes-Oxley Act of 2002, Mr. Blake voluntarily terminated his agreement with us on November 25, 2002.

In September and October 2002, certain of our officers provided personal interest-free short-term loans to support our working capital needs. The officer loans were paid with the proceeds from imminently pending contract payments and the proceeds of the convertible note program sales.

From October 14, 2002 through November 14, 2002, we sold an aggregate of $475,000 of 2.03% convertible debentures to two of our directors, officers and Mr. Skarupa, a former officer. Mr. Benson purchased $375,000 of Series A Subordinated Convertible Notes and Mr. Shaffer purchased $50,000. The total funding was completed on November 14, 2002. The convertible debentures entitle the holder to convert the principal and unpaid accrued interest into our common stock when the note matures. The notes originally were set to mature six (6) months from issue date and were subsequently extended to twelve (12) months from issue date on March 19, 2003, unless paid, extended or re-negotiated, the convertible debentures are exercisable into a number of our common shares at a conversion price that equals the 20-day average asking price less 10%, which was established when the note was issued, or the initial conversion price. Concurrent with the issuance of the convertible debentures, we issued to the subscribers, warrants to purchase up to 1,229,705 shares of our common stock. These warrants are exercisable for three (3) years from the date of issuance at the initial exercise price, which equals to the 20-day average asking price less 10% which was established when the note was issued, or the initial conversion price. Upon issuance, the warrants were valued using the Black-Scholes pricing model based on the expected fair value at issuance and the estimated fair value was recorded as debt discount. See Note 8(c) to our Consolidated Financial Statements for discussion of the terms of the warrants. The debt discount is being amortized as additional interest expense over the term of the convertible debentures.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

Based upon a review on the Forms 3 and 4 furnished to us with respect to our most recent fiscal year, each of the Directors and/or Executive Officers each timely filed his initial Form 3 and Forms 4 under Section 16(a) of the Securities and Exchange Act of 1934 during 2002 with the following exception:
Messrs.  Schaffer  and  McClendon  filed their initial Form 3's a few days late.

REQUIRED  VOTE

In voting for directors, you must vote all of your shares noncumulatively. This means that the owners of a majority of the Company's outstanding common shares have the power to elect the entire Board of Directors. The vote of a majority of shares of the Company represented at the meeting, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy, is sufficient for the election of the above nominees. By completing the Proxy, you give the named Proxies the right to vote for the persons named in the table above. If you elect to withhold authority for any individual nominee or nominees, you may do so by making an "X" in the box marked "VOTE FOR NOMINEE(S) NOT LINED OUT," and by striking a line through the nominees' name or names on the Proxy that you do not vote for.

Each of the nominees for director has agreed to serve as a director of the Company until his replacement is elected and qualified. If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of a substitute or substitutes selected by the Board. In no event, however, can the Proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the Proxies will vote for the election of each nominee to serve as a director of the Company.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY.

                                   PROPOSAL 2

                          RATIFICATION OR REJECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

The Sarbanes-Oxley Act of 2002 ("Act") established the Public Company Accounting Oversight Board ("PCAOB") and charged it with the responsibility of overseeing the audits of public companies that are subject to the federal securities laws. Under the Act, the PCAOB's duties include the establishment of a registration system for public accounting firms. The PCAOB has proposed rules for the registration process, which will require approval of the U.S. Securities Commission ("SEC") prior to enforcement. Within 180 days after SEC approval, all public accounting firms will be required to register with the PCAOB if they wish to prepare or issue audit reports on U.S. public companies, or to play a substantial role in the preparation or issuance of such reports. Once registered, public accounting firms will be required to file periodic reports with the PCAOB. At this time, the cost of compliance with these new rules cannot be determined, and, as a result of the recent legislation, the cost of professional liability insurance for public accounting firms has dramatically increased. We have been informed by our independent auditor, Nation Smith Hermes Diamond, Accountants and Consultants, P.C. ("Nation Smith"), that it will not register with the PCAOB and, as a result, will not be able to continue to act as our independent auditor once the rules are in effect.

Our Board of Directors has selected PKF, Certified Public Accountants, as the Company's independent accountants for the fiscal year ending December 31, 2003, and has directed us to submit the selection of independent accountants to the shareholders for ratification at the Annual Meeting. Nation Smith audited the Company's financial statements for fiscal 2002. A representative of PKF, Certified Public Accountants, is expected to be present at the Annual Meeting.

Stockholders are not required to ratify the selection of PKF, Certified Public Accountants, as the Company's independent accountants. However, our Board of Directors is submitting the selection of PKF, Certified Public Accountants, to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, our Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

AUDIT  FEES

The fees billed by Nation Smith for professional services for the audit of the Company's annual consolidated financial statements for the 2002 Fiscal Year and the review of the quarterly consolidated financial statements was $54,000. The aggregate fees for non-audit services rendered to the Company during the 2002 Fiscal Year were $25,657. Non-audit services include fees for tax consultation, tax preparation and fees associated with an audit by the Internal Revenue Service.

The affirmative vote of the holders of a majority of the common shares represented and voting at the meeting will be required to ratify the selection of PKF, Certified Public Accountants.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY SELECTION OF THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR
ENDING  DECEMBER  31,  2003.

                                   PROPOSAL 3

                          RATIFICATION OR REJECTION OF
                          INCREASE IN AUTHORIZED SHARES

Under Colorado law, we may issue shares only to the extent such shares have been authorized under our Articles of Incorporation. Our Articles of Incorporation currently authorize the issuance of up to 25,000,000 common shares, $0.0001 par value per share, and up to 10,000,000 preferred shares, $0.001 par value per share. As of May 29, 2003, approximately 15,338,907 common shares were issued and outstanding, and an aggregate of approximately 9,632,497 shares were reserved for issuance as follows:

An aggregate of approximately 2,554,020 shares are issuable in connection with the exercise of outstanding warrants issued by the Company.

An aggregate of approximately 2,500,000 shares are issuable in connection with the exercise of outstanding options issued by the Company in connection with certain employment contacts.

An aggregate of approximately 3,348,772 shares are issuable in connection with the exercise of outstanding options issued to employees of the Company as part of annual awards made to employees under the Company's 1999 Stock Option Plan.

An aggregate of approximately 1,229,707 shares are issuable in connection with the exercise of outstanding convertible notes issued to certain officers of the Company under its recent convertible note offering.

Therefore, assuming the exercise of all options, warrants and convertible notes of the Company outstanding as of May 29, 2003 plus the ungranted but reserved stock options under the Company's 1999 Stock Option Plan, the Company would be oversubscribed by 1,807,871 common shares. As a consequence, the Company has no shares available to it for issuance and insufficient shares to meet all of its obligations in the event of exercise of all outstanding convertible securities.

Our Board of Directors has approved, subject to the shareholder approval, an amendment to our Articles of Incorporation, which would change the capitalization of the Company by increasing the number of authorized common shares from the currently authorized 25,000,000 shares of $0.0001 par value common stock to 50,000,000 shares of $0.0001 par value common stock, all common shares to constitute a single class. The text of the proposed amendment is set forth in Appendix A to this Proxy Statement.

PURPOSE  OF  AMENDMENT

Our Board of Directors is seeking the ensure that shares will be available both to cover currently outstanding obligations on convertible securities and for future issuance in the event that our Board of Directors determines that it is necessary or advisable to raise additional capital through the sale of securities to fund business operations, to attract strategic partners and/or candidates for business combination who can assist the Company in generating revenue streams and are capable of increasing our revenues, to declare share dividends (when appropriate) and affect share splits (if necessary or advisable), or for other corporate purposes.

Other than as described above, our Board of Directors has no present agreement, arrangement or commitment to issue any of the shares for which approval is sought. However, the Board of Directors believes that if an increase in the number of authorized common shares were to be postponed until a specific need or purpose arose, the delay and expense in obtaining the approval of our shareholders at that time could impair significantly our ability to acquire strategic assets, meet financing requirements or meet other objectives.

EFFECT  OF  AMENDMENT

It is not possible to determine the effect of the additional authorized common shares on the rights of the shareholders of the Company until the Board of Directors actually issues additional common shares; however, our Board of Directors will have the authority to issue authorized common shares without requiring future shareholder approval of such issuances, except as may be required by applicable law or regulations or the Company's governing documents. Our shareholders could, therefore, experience a reduction in their ownership interest in the Company with respect to earnings per share (if any), voting, liquidation value, and book and market value if the additional authorized shares are issued. If the Board of Directors elects to issue additional common shares, the issuance could have a dilutive effect on earnings per share and book value per share, as well as percentage voting power, if a shareholder does not purchase additional shares to maintain its, his or her pro rata interest.

Although the Board of Directors will authorize the issuance of additional common shares only when it considers doing so to be in the best interests of the shareholders, the availability for issuance of additional common shares could also enable the Board of Directors to render more difficult or discourage an attempt to obtain control of the company through, for example, a proposed merger, tender offer, proxy contest or unsolicited takeover attempt. When, in the judgment of the Board of Directors such action would be in the best interests of the shareholders and the Company, the issuance of common shares could be used to create voting impediments or to discourage persons seeking to gain control of the Company, for example, by the sale of common shares to purchasers favorable to the Board of Directors. The issuance of new shares could also be used to dilute the share ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interests of the shareholders and the Company. Such issuance of common shares would also have the effect of diluting the earnings per share and book value per share of the common shares held by the current holders of common shares. Neither management nor the Board is aware of any planned effort on the part of any party to accumulate material amounts of common shares or to acquire control of the Company by means of a merger, tender offer, proxy contest or otherwise, or to change the Company's management.

The Board of Directors is required to make any determination to issue common shares based upon its judgment as to the best interests of the shareholders and the Company. Our Board of Directors believes that the authorization of the additional common shares is in the best interests of the Company and its shareholders and believes that it is advisable to authorize such shares and have them available in connection with possible funding of new financial product programs or businesses and other uses not presently determinable and as may be deemed to be feasible and in the best interests of the Company. Other than in connection with the conversion of our currently outstanding securities or our line of credit, our Board of Directors has no present agreement, arrangement or commitment to issue any of the shares for which approval is sought. While the Company may consider effecting an equity offering of common shares in the future for the purposes of raising additional working capital or otherwise, as of the date hereof, we have no agreements or understandings with any third party to effect any such offering, and no assurances are given that any offering will in fact be effected.

In addition, although an increase in the authorized common shares could, under certain circumstances, be construed as having an anti-takeover effect, the Board of Directors is not proposing this amendment to the Articles of Incorporation in response to any effort known to the Board of Directors to accumulate common shares or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. Finally, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to the Articles of Incorporation, which could be construed as affecting the ability of third parties to take over or to change the control of the Company.

RIGHTS  OF  HOLDERS  OF  COMMON  STOCK

Holders of the newly authorized common shares, like the current shareholders, will be entitled to one vote per share on all matters submitted to a vote of the shareholders and to receive ratably dividends, if any, as may be declared from time to time by the Board of Directors from funds legally available therefore, subject to the payment of any outstanding preferential dividends declared with respect to any preferred shares that from time to time may be outstanding. Upon our liquidation, dissolution or winding up, holders of common shares will be entitled to share ratably in any assets available for distribution to shareholders after payment of all of our obligations, subject to the rights to receive preferential distributions of the holders of any preferred shares then outstanding. As of the date hereof, no shares of preferred stock are outstanding.

The holders of our common shares have no preemptive rights, which means that current shareholders do not have a prior right to purchase any new issue of common shares in order to maintain their proportionate ownership in the Company. Our Board of Directors has no plans to grant preemptive rights with respect to any of the newly-authorized shares.

REQUIRED  VOTE

Approval of the amendment to the Articles of Incorporation to increase the number of the Company's authorized common shares from 25,000,000 to 50,000,000 requires the affirmative vote of a majority of the shares cast at the meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES.

                                  OTHER MATTERS

We do not intend to present any business at the meeting not mentioned in this Proxy Statement, and currently know of no other business to be presented. If any other matters are brought before the meeting, the appointed Proxies will vote on all such matters in accordance with their judgment of the best interests of the Company.

                             AUDIT COMMITTEE REPORT

Following is the report of the Audit Committee with respect to the Company's audited consolidated financial statements for the fiscal year ended December 31, 2002, which include the consolidated balance sheets of the Company as of
December 31, 2002 and 2001 and the related consolidated statements of operations, shareholders' equity and cash flow for each of the fiscal years ended December 31, 2002 and 2001, and the notes thereto.

The Audit Committee of the Company's Board of Directors currently consists of three directors, none of which are employees of the Company or any of its subsidiaries. Pursuant to an Audit Committee Charter adopted on April 19, 2002, the Audit Committee is required to be comprised of at least three directors. The Board believes that the current members of the committee, Mr. Blake, Mr. McClendon and Dr. Huntress, are "independent directors" as that term is defined under the Nasdaq listing standards.

The primary responsibility of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities related to corporate accounting, financial reporting practices, and the quality and integrity of the Company's financial reports. In that respect, the Audit Committee has reviewed and discussed the audited financial statements and the footnotes thereto with management and the independent auditors. The Audit Committee has not been apprised of any misstatements or omissions in the financial statements. In addition, the Audit Committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standard No. 61, Communication with Audit Committees, including, among other items, matters related to the conduct of the audit of the Company's financial statements.

The Audit Committee has received from the independent accountants, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, (i) a written disclosure, indicating all relationships, if any, between the independent auditor and its related entities and the Company and its related entities which, in the auditor's professional judgment, reasonably may be thought to bear on the auditor's independence, and (ii) a letter from the independent auditor confirming that, in its professional judgment, it is independent of the Company; and the Audit Committee has discussed with the auditor the auditor's independence from the Company.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002.

Submitted  by  the  Audit  Committee  of  the Company's Board of Directors:


Curt  Dean  Blake
Scott  McClendon
Wesley  T.  Huntress

                             AUDIT COMMITTEE CHARTER

Our Audit Committee currently consists of three independent members of the Board of Directors: Messrs. Blake, McClendon and Dr. Huntress. On April 19, 2002, the Board of Directors adopted and approved a charter for the Audit Committee. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the preparation of the Company's internal financial statements, and the Company's audit and financial reporting process. In addition, our Audit Committee is responsible for maintaining free and open lines of communication among the committee, the independent auditors and management. Our Audit Committee consults with the Company's management and independent auditors prior to the presentation of financial statements to shareholder and, as appropriate, initiates inquiries into various aspects of the Company's financial affairs. The committee is also responsible for considering and recommending the appointment of and reviewing fee arrangements with our independent auditors. It is not responsible for preparing the Company's financial statements or for planning or conducting the audits.

                              SHAREHOLDER PROPOSALS

Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's next Annual Meeting of Shareholders must be received by the Company no later than May 1, 2004 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

/s/  Richard  B.  Slansky
-------------------------
Richard  B.  Slansky,
Corporate  Secretary

Dated:  June  12,  2003

PROXY     PROXY

                                 SPACEDEV, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 18, 2003

The undersigned hereby appoints James W. Benson and Richard B. Slansky, Chief Executive Officer and Corporate Secretary, respectively, and each of them, as attorneys and Proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of SpaceDev, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 13855 Stowe Drive, Poway, California 92064 on July 18, 2003 at 11:00 A.M. local time and at any and all continuations and adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, on the following matters, in accordance with the following instructions, and on all matters that may properly come before the meeting. With respect to any matter not known to the Company as of July 18, 2003, such proxies are authorized to vote in their discretion.

UNLESS  A  CONTRARY  DIRECTION  IS  INDICATED,  THIS PROXY WILL BE VOTED FOR ALL
NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2, AND FOR PROPOSAL 3 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

     YOUR VOTE IS IMPORTANT. THEREFORE, YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THIS PROXY
     IN  THE  ENCLOSED  ENVELOPE.

     (Continued  and  to  be  signed  on  the  other  side)

                                 SPACEDEV, INC.

        PLEASE MARK VOTE IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES
                     FOR DIRECTOR AND FOR PROPOSALS 2 AND 3.

1. To elect eight directors to hold office until the 2003 Annual Meeting of Shareholders.


FOR     WITHHELD     VOTE  FOR  NOMINEE(S)  NOT  LINED  OUT
---     --------     --------------------------------------

[  ]     [  ]     [  ]  Strike a line through the nominee(s) name or names below
----     ----     --------------------------------------------------------------
that  you  do  not  vote  for
-----------------------------

NOMINEES: James W. Benson, Scott McClendon, Curt Dean Blake, Gen. Howell M. Estes, III, Robert S. Walker, Wesley T. Huntress, Stuart E. Schaffer, and J. Mark Grosvenor.

2. To approve the appointment of PKF, Certified Public Accountants, as the Company's independent public accountants for the fiscal year ending December 31, 2003.


FOR     AGAINST     ABSTAIN
---     -------     -------

[  ]     [  ]     [  ]
----     ----     ----

3. To approve an amendment of the Articles of Incorporation of the Company to increase the number of authorized shares of the Company's Common Stock from 25,000,000 shares to 50,000,000 shares.


FOR     AGAINST     ABSTAIN
---     -------     -------

[  ]     [  ]     [  ]
----     ----     ----


                                                   -----------------------------
Date                    Shares  Held               Signature


-----------------------------
Print  Name


                                                   -----------------------------
Date                    Shares  Held               Signature


-----------------------------
Print  Name


-----------------------------
E-Mail Address

Please sign exactly as your name appears on your stock certificate. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership or limited liability company, please sign the company name by authorized person.